UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 16, 2010

NEWPORT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment to Restated Articles of Incorporation, as amended

On August 16, 2010, Newport Corporation (the “Registrant”) filed a Certificate of Amendment to its Restated Articles of Incorporation, as amended (the “Articles”), with the Nevada Secretary of State (the “Amendment”). A copy of the Amendment is attached to this Form 8-K as Exhibit 3.1.

The Amendment amends Article Fifth, Subsection (c) of the Articles to provide for the phased elimination over four years of the classified structure of the Registrant’s Board of Directors. The Amendment was previously approved by the Registrant’s stockholders at its 2010 Annual Meeting of Stockholders and is described in more detail in the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 7, 2010.

Amended and Restated Bylaws

On August 16, 2010, the Board of Directors of the Registrant adopted Amended and Restated Bylaws (the “Amended and Restated Bylaws”), which incorporate certain amendments to the Registrant’s Restated Bylaws, as amended, previously in effect (the “Previous Bylaws”). A copy of the Amended and Restated Bylaws is attached to this Form 8-K as Exhibit 3.2.

The key amendments to the Previous Bylaws, which are reflected in the Amended and Restated Bylaws, are:

(1)	amendments to Article III, Section 2 of the Previous Bylaws, which conform to the amendments to the Registrant’s Articles, to provide for the phased elimination over four years of the classified structure of the Registrant’s Board of Directors; and

(2)	amendments to the provisions relating to indemnification of directors and officers set forth in Article VII of the Previous Bylaws, to conform to the provisions of the current Nevada Revised Statutes so as to provide for indemnification of directors and officers to the fullest extent permitted under Nevada law.

Other immaterial updates to the Previous Bylaws have also been included in the Amended and Restated Bylaws to (i) clarify ambiguities in and/or update certain provisions related to procedural matters, to conform to the provisions of the current Nevada Revised Statutes and to prior resolutions of the Board of Directors; (ii) update certain Registrant information; and (iii) update certain references to applicable law, rules and regulations, correct typographical errors and remove certain inconsistencies.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Articles of Incorporation, as amended, filed with the Nevada Secretary of State effective as of August 16, 2010.

3.2	Amended and Restated Bylaws adopted by the Board of Directors of the Registrant effective as of August 16, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 20, 2010	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Articles of Incorporation, as amended, filed with the Nevada Secretary of State effective as of August 16, 2010.

3.2	Amended and Restated Bylaws adopted by the Board of Directors of the Registrant effective as of August 16, 2010.